Exhibit 99.1 Investor Roadshow Presentation Summer 2019

Disclaimer Some of the statements in this presentation, including statements regarding expected performance, are “forward-looking statements.” The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “will,” “would” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: the outcomes of pending governmental investigations and pending or threatened litigation, which are inherently uncertain; the impact of management changes and the ability to continue to retain key personnel; our ability to achieve cost savings from restructurings; our ability to continue to attract and retain new and existing retail and institutional investors; competition; overall economic conditions; demand for the types of loans facilitated by us; default rates and those factors set forth in the section titled “Risk Factors” in our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, as filed with the SEC. We may not actually achieve the plans, intentions or expectations disclosed in forward-looking statements, and you should not place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation contains non-GAAP measures relating to our performance. We believe these non-GAAP measures provide management and investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and enable comparison of our financial results with other public companies, many of which present similar non-GAAP financial measures. These measures may be different from non-GAAP financial measures used by other companies. The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation of, or as a substitute for, the financial information prepared and presented in accordance with generally accepted accounting principles. You can find the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures in the Appendix B at the end of this presentation. Information in this presentation is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Additional information about LendingClub is available in the prospectus for LendingClub’s notes, which can be obtained on LendingClub’swebsite at https://www.lendingclub.com/info/prospectus.action. 2

Summary LendingClub provides tools that help Americans save money on their path to financial health through lower borrowing costs and a seamless user experience. We also seek to help investors efficiently generate competitive risk-adjusted returns through diversification. The company is the market leader in personal loans – a $130 billion+ industry and the fastest growing segment of consumer credit in the United States – and has an estimated potential immediate addressable market opportunity of more than $445 billion. The company's marketplace gives it unique strengths that enable it to expand its market opportunity, competitive advantage, and growth potential: ▪ Our marketplace model generates savings for borrowers by finding and matching the lowest available cost of capital with the right borrower and attracts investors with a low cost of capital by efficiently generating competitive returns and duration diversification ▪ Our broad spectrum of investors enables us to serve more borrowers and to enhance our marketing efficiency ▪ Scale, data, and innovation enable us to generate and convert demand efficiently while managing price and credit risk effectively (3M+ customers) The company is enhancing its operating leverage and capacity to generate cash with efficiency initiatives. See Sources/Notes on page 29 for important information relating to this page. 3

# Our Mission

We provide tools that help Americans save money on their path to **financial health**

**3-year loan comparison:**
**LendingClub personal loan vs. credit card** ($10K starting balance)

| | Credit Card | | LendingClub |
|---|---|---|---|
| | Minimum Payments Only[2] | 3-Year Pay Down[3] | |
| Interest and Fees[1] | ~$5,900 | ~$4,000 | ~$3,100 |
| Ending Balance | ~$7,000 | $0 | $0 |
| **Interest and fee savings with LendingClub** | ~$2,800 | ~$900 | |

LendingClub
See Sources/Notes on page 29 for important information relating to this page.
4

We help investors efficiently generate competitive Our Mission risk-adjusted returns through diversification… Return vs. Duration 8% as of December 31, 2018 US Corporate High Yield 7% 1-5 Year US Corporate Unique higher-yielding/ High Yield short-duration asset 6% LendingClub* class can help provide 5% 4% US Corporate geographic, duration, Investment Grade 3% and regulatory US Aggregate Year Total Return Total Year Municipal Bond - 2% 1-3 Year Investment diversification. 3 Grade Credit 1-5 Year US Aggregate US Mortgage-Backed 1% Securities Treasuries 1-3 Year Treasuries 0% 0 1 2 3 4 5 6 7 8 Duration (Years) *See Sources/Notes on page 29 and Appendix A on page 33 for important information relating to this page. 5

…and by delivering Our Mission competitive risk-adjusted returns 1-Year 3-Years 5-Years LendingClub Prime Loans* 4.15% 4.73% 5.87% Treasuries 0.86% 1.40% 2.01% 1-3 Year Treasuries 1.56% 0.95% 0.81% US Aggregate 0.01% 2.06% 2.52% 1-5 Year US Aggregate 1.37% 1.44% 1.42% US IG Corporate -2.51% 3.26% 3.28% 1-3 Year IG Credit 1.64% 1.80% 1.47% US HY Corporate -2.08% 7.23% 3.83% 1-5 Year US HY Corporate 0.11% 7.38% 3.43% US MBS 0.99% 1.71% 2.53% Munis 1.28% 2.30% 3.82% S&P 500® -4.38% 9.26% 8.49% See Sources/Notes on page 29 and Appendix A on page 33 for important information relating to this page. 6

# Our Market

A $445B+ potential immediate market opportunity


~$1.04T
Transactor / low-rate / low-balance
Interest-earning balances
Card and personal loan outstandings (1Q2019)
$670B
Outside target credit profile
Within target credit profile
Interest-earning balances
$445B
Remaining opportunity
Immediate opportunity
~3%
LC penetration of immediate opportunity

LendingClub See Sources/Notes on page 29 for important information relating to this page.

7

Our Market LendingClub has gained share in a growing market Unsecured Personal Loan Originations $103 (in $ billions) 2x $87 $80 $75 $58 $47 2013 2014 2015 2016 2017 2018 4% LendingClub Share 10% See Sources/Notes on page 30 for important information relating to this page. 8

A market leading online marketplace, Our Model which benefits from network effects Borrowers Investors Application Capital 3M+ 200k+ Mainstream Consumers1 Self-directed individuals 600-850 80+ FICO Range2 Managed Accounts $68K Loan Loan 60+ Median Income3 Banks 12.7% 90+ Loan Proceeds Purchase Average APR3 Institutions Price up to $40k 1.6-7.5% Loan Size3 Range of Returns4 $16k 16 months 3 Average Loan Size Federal & State Average Duration4 Regulators See Sources/Notes on page 30 for important information relating to this page. 9

Customer satisfaction demonstrated by Our Model high Net Promoter Score (NPS) See Sources/Notes on page 30 for important information relating to this page. 10

A Resilient Model A diverse range of investor types on the platform… 2010 2014 2018 $102.2M originations facilitated $4.4B originations facilitated $10.9B originations facilitated <10 Banks and Other Institutional >70 Banks and Other Institutional >230 Banks and Other Institutional <30K Self-directed retail investors >90K Self-directed retail investors >200K Self-directed retail investors Retail Other Institutional Managed Accounts Banks Structured Programs See Sources/Notes on page 30 for important information relating to this page. 11

A Resilient Model …enabled by product and channel innovation 2010 2014 2018 Block Trades and Whole Loans Fractional Loans Structured Programs1 See Sources/Notes on page 30 for important information relating to this page. 12

Helping our borrowers improve their Our Strategy financial health expands our market opportunity Visitor to Member Product to Platform Develop products Unleash our tech and tools focused on and data-driven improving our marketplace model members’ financial beyond owned products. health. 13

Our Strategy Visitor to Member means… Relationship- Driven Benefits. Supportive Community. People Helping People. Personalization. 14

Our Strategy Product to Platform means… Financial Services Marketplace Unleash our tech and data-driven Personal marketplace model Loans beyond owned Lender products. Product Platform Marketplace Model The marketplace model strengthens our business and enables member benefits. 15

We’re helping millions of Americans take an Our Impact active role in improving their financial health Acquiring a loan I am saving With LendingClub, through you guys thousands of not only are we was painless and dollars and now going to be alright, stress-free. have no credit card we’re going to debt. It is a great thrive. – Miles feeling to make one simple payment a – Christy month. – Suze 16

# Our Competitive Advantages

Marketing efficiency – our broad range of investors enables us to serve a **broad spectrum of borrowers**, which means we can monetize more of our marketing dollars



Banks
Retail
Managed
Other Institutional
LendingClub
Competitors
Credit Quality
SP
A
B
C
D
NP
Typical bank competitor
Typical specialty finance competitor
Broad, Leading Credit Box
Limited Credit Box

LendingClub
See Sources/Notes on page 30 for important information relating to this page.
17

Our Competitive Cost of capital – Our bank partners have a low cost of capital, enabling us to offer low rates and savings to borrowers while Advantages delivering competitive risk-adjusted returns to investors Cost of Deposits 2.3% 0.9% 0.7% Typical LC partner bank Typical national bank Typical online bank See Sources/Notes on page 31 for important information relating to this page. 18

Our Competitive Data, scale, and innovation enable us to generate and convert demand efficiently while managing price and Advantages credit risk effectively Loans approved within 24 hours Personal loan volumes (as % of total loans approved) 100% 70% 90% 60% 80% 50% 70% 60% 40% 50% 30% 40% 20% 30% 20% 10% 10% 0% 0% 2016 2017 2018 2016 2017 2018 High prime Mid prime Low prime Near prime See Sources/Notes on page 31 for important information relating to this page. 19

Simplifying & Transforming Innovation, simplification program, and LendingClub focus on partnerships are transforming LendingClub Innovation, simplification program, and partnerships are transforming LendingClub. ▪ Data driven innovation is growing applications (up 31% year-over-year in Q1 2019), accelerating application to approval times (73% in 24 hours in Q1 2019, up 16 pts. year-over-year) and boosting critical conversion rates. ▪ Almost 40% of loans purchased by investors in Q1 2019 were through structured program channels developed over the last 18 months. ▪ Leveraging our world-class demand generation and conversion capabilities, strong credit assessment credentials, and very high customer satisfaction rates. ▪ Partnership with Opportunity Fund and Funding Circle enables LendingClub to better serve small businesses. Simplification program on track. ▪ New Lehi, UT facility filled to most of 550 FTE capacity by year end. ▪ 400+ Business Process Outsourcing FTEs, improving our capabilities and swapping fixed cost for variable cost. ▪ San Francisco footprint reduced by 123,000 sq. ft. by year end. ▪ Further initiatives underway to leverage LendingClub’s scale. See Sources/Notes on page 31 for important information relating to this page. 20

# Growing Margins, Boosted by Simplification Program



2016
2017
2018
2019 Guidance* (mid-point)
20%
15%
10%
5%
0%
-5%
($13)
($146)
$45
($154)
$98
($128)
$125
($27)
GAAP Net income ($m)
Adjusted EBITDA** ($m)
Adjusted EBITDA margin (%)

*Guidance excludes certain expenses that are either non-recurring or unusual in nature. Full year guidance now reflects such expenses that have been recognized during the first quarter of 2019. See Appendix B on page 34 for a reconciliation of these non-GAAP measures.

**Adjusted EBITDA is a non-GAAP financial measure that we calculate as net income (loss), excluding depreciation and impairment expense, amortization of intangible assets, stock-based compensation expense, income tax expense (benefit), acquisition related expenses, legal, regulatory and other expense related to legacy issues, cost structure simplification, goodwill impairment, and income or loss attributable to noncontrolling interests. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by total net revenue. See Appendix B on page 34 for a reconciliation of this non-GAAP measure.

LendingClub See Sources/Notes on page 31 for important information relating to this page.

21

An Important Targeting Adjusted Net Income profitability Inflection Point over H2 2019 Adjusted Net Income (Loss), $m 0 -10 -20 -30 -40 -50 -60 H1 17 H2 17 H1 18 H2 18 H1 19 H2 19 2019 Guidance* *Guidance excludes certain expenses that are either non-recurring or unusual in nature. Full year guidance now reflects such expenses that have been recognized during the first quarter of 2019. See Appendix B on page 34 for a reconciliation of these non-GAAP measures. See Sources/Notes on page 31 for important information relating to this page. 22

Valuation Net cash and other financial assets; Considerations Valuation allowance (Net Operating Losses) ($ in thousands) (Unaudited) Dec. 31, 2018 (in millions, except per share amounts) Dec. 31, 2018 Cash and loans held for investment by the Company Valuation allowance $169.3 422.9 Cash and cash equivalents $372,974 Weighted-average common shares Loans held for investment by the Company at fair value 2,583 Net valuation allowance per share $0.40 Total $375,557 Other financial assets partially secured by credit facilities Securities available for sale $ 170,469 Loans held for sale by the Company at fair value 840,021 Payable to securitization note holders (256,354) Credit facilities and securities sold under repurchase agreements (458,802) Total $295,334 Net cash and other financial assets1 $ 670,891 See Sources/Notes on page 32 for important information relating to this page. 23

FTC Blog Post Updates READ MORE > READ MORE > See Sources/Notes on page 32 for important information relating to this page. 24

Additional information, Sources/Notes and Appendices

2018 Full Year Highlights Strong momentum in dynamic market. ▪ Record loan origination volume ($10.9B) and record net revenue ($694.8M) ▪ Record Adjusted EBITDA* ($97.5M) up 119% from 2017, with EBITDA margins of 14.0%, up from 7.8% in 2017 ▪ Record customers served; 58% within 24 hours in 2018, up from 41% in 2017 ▪ Net Promoter Score rises to 78.4 in 2018, up from 71.4 in 2017 ▪ Record loan servicing portfolio of $13.7B Business model resilience enabled LendingClub to use credit, price, mix and scale to rapidly adapt. ▪ Tightened credit by 17%; raised interest rates by 49bps to 114bps ▪ Shifted mix to higher grade A & B loans which accounted for 56% of standard program loan originations in 2018, up from 45% in 2017 ▪ Expanded access to larger pools of institutional capital with CLUB Certificates, funding $1.1B since inception; $478M in 4Q 2018 Further steps to simplify our business. ▪ Process started in 1Q 2018 continuing in 2019 ▪ Leveraging business process outsourcing, geolocation, our scale, and other initiatives ▪ Goal to focus engineering and operational capacity, lower unit costs and increase variable cost % ▪ Targeting Adjusted Net Income profitability over 2H 2019 Growing responsibly in 2019; building resilience for an uncertain macroeconomic environment. *Adjusted EBITDA includes non-GAAP reconciling items consisting of stock-based compensation expense of $75.1 million in full year 2018, and depreciation, impairment, amortization and other net adjustments of $54.7 million in full year 2018. Adjusted EBITDA also excludes $53.5 million of legal, regulatory and other expense related to legacy issues, $35.6 million of goodwill impairment related to the Company’s patient and education finance unit that we recognized in the first six months of 2018 and $6.8 million of expenses related to our cost structure simplification. See Appendix B on page 34 for a reconciliation of this non-GAAP measure. See Sources/Notes on page 32 for important information relating to this page. 26

Meeting Our 2018 Goals Strategic Targets 2018 Strategic Goals Status Accelerate personal loan growth while prudently managing credit. Invest in auto and leverage secured capabilities for personal loans. Strengthen our investor franchise by expanding securitizations and growing new structures. Address legacy issues. See Sources/Notes on page 32 for important information relating to this page. 27

Meeting Our Goals Guidance** Full Year Mid-Point 2018 Results Net Revenue $692.5M $694.8M GAAP Consolidated Net Loss n/a $(128.2M) Contribution Margin* 47.5% 48.8% Adjusted EBITDA $82.5M $97.5M Adjusted EBITDA Margin 11.9% 14.0% Adjusted Net Loss $(45.5M)** $(32.4M)1 *Contribution is calculated as net revenue less “sales and marketing” and “origination and servicing” expenses on the Company’s Statements of Operations, adjusted to exclude cost structure simplification and non-cash stock-based compensation expenses within these captions and income or loss attributable to noncontrolling interests. Contribution Margin is a non-GAAP financial measure calculated by dividing Contribution by total net revenue. See Appendix B on page 34 for a reconciliation of this non-GAAP measure. **Guidance excludes certain expenses that are either non-recurring or unusual in nature. See Appendix B on page 35 for a reconciliation of these non-GAAP measures. See Sources/Notes on page 32 for important information relating to this page. 28

# Sources/Notes

| Page # | Data | Source(s) |
|---|---|---|
| 3 | $445bn estimated potential immediate addressable market opportunity | TransUnion data as of 1Q2019, TransUnion custom analysis and LendingClub analysis |
| 4 | Notes:<br>1) Borrowers who received a loan via LendingClub to consolidate existing debt or pay off their credit card balance received an average interest rate of 15.4% during Q1 2019. Average interest rate on outstanding debt or credit cards of 20.2% (CreditRates.com as of May 22, 2019). Transaction fees range from 0% to 6%, assumed to be 5.02% in this scenario, reflecting the average transaction fee during Q1 2019 for LendingClub personal loan borrowers. Best APR is available to borrowers with excellent credit. Assumed 3% annual fees for cards as percentage of cycle-ending balances (CFPB, "The Consumer Credit Card Market," 2015 and 2017).<br>2) Credit card minimum monthly payments schedule assumes interest payment on existing balance in period plus 1% of outstanding balance plus fees.<br>3) 3-year paydown scenarios imply eliminated loan balance at end of period. | |
| | Remaining data | LendingClub data and analysis |
| 5 | Risk adjusted returns | LendingClub, Brismo, Morningstar, and Barclays Live, as of 12/31/2018 |
| 6 | Annualized returns | LendingClub, Brismo, and Morningstar, as of 12/31/2018 |
| 7 | ~$1.04T card and personal loans outstanding<br>$670B interest-earning balances<br>Remaining data | TransUnion data as of 1Q2019<br>TransUnion custom analysis<br>LendingClub analysis |

LendingClub

29

# Sources/Notes

| Page # | Data | Source(s) |
|---|---|---|
| 8 | Unsecured personal loan originations #<br>LendingClub share | TransUnion<br>LendingClub data and analysis |
| 9 | Notes:<br>1) Across all products. Mainstream customer means a customer who uses our mainstream product (i.e., unsecured personal loans).<br>2) FICO range reflects LendingClub's personal loans credit policy.<br>3) Personal loans - standard program borrowers for FY 2018.<br>4) Prime and Near Prime for FY 2018. | |
| | Online marketplace model, all data points | LendingClub data |
| 10 | LendingClub NPS of 78 as of March 31, 2019 | https://customer.guru/net-promoter-score/lending-club |
| 11 | Investor diversity charts, all data points | LendingClub data and analysis |
| 12 | Notes:<br>1) Securitizations and CLUB Certificates. | |
| | Product and channel innovation charts, all data points | LendingClub data and analysis |
| 17 | Our Competitive Advantages – Broad, Lending Credit Box | LendingClub analysis |

LendingClub

30

Sources/Notes Page # Data Source(s) 18 Cost of deposits LendingClub analysis Fed Fund “Effective Federal Funds Rate” by Fed: https://fred.stlouisfed.org/series/FEDFUNDS Credit Card Rate “Commercial Bank Interest Rate on Credit Card Plans, All Accounts” by Fed: https://fred.stlouisfed.org/series/TERMCBCCALLNS Banks financial estimates CALL reports from Federal Financial Institutions Examination Council (FFIEC): https://cdr.ffiec.gov/public/ 19 Loans approved within 24 hours and personal loan volumes LendingClub data and analysis 20 Simplifying & Transforming LendingClub LendingClub First Quarter 2019 Results (“1Q19 Earnings Presentation”), p. 3: https://ir.lendingclub.com/Cache/1500120163.PDF?O=PDF&T=&Y=&D=&FID=15001 20163&iid=4213397 21 GAAP net income, Adjusted EBITDA, and Adjusted EBITDA margin LendingClub Form 10-K for the fiscal year ended December 31, 2018 (“Form 10-K”), p. 53: https://ir.lendingclub.com/Cache/396815757.pdf Financial reconciliation LendingClub Fourth Quarter and Full Year 2018 Results (“4Q18 Earnings Presentation”), p. 22: https://ir.lendingclub.com/Cache/1001248661.PDF?O=PDF&T=&Y=&D=&FID=10012 48661&iid=4213397 22 Adjusted net income Form 10-K, p. 53, and LendingClub Reports First Quarter 2019 Results Press Release: https://ir.lendingclub.com/file/Index?KeyFile=397837294 Financial reconciliation 1Q19 Earnings Presentation, p. 22 31

# Sources/Notes

| Page # | Data | Source(s) |
| --- | --- | --- |
| 23 | Notes:<br>1) Comparable GAAP measure cannot be provided as not practicable. | |
| | Net cash and other financial assets<br><br>Net valuation allowance per share | LendingClub Form 10-Q, for the quarterly period ended March 31, 2019, p. 73: https://ir.lendingclub.com/Cache/397858348.pdf<br>Form 10-K, p. 48 |
| 24 | FTC Litigation Update<br>LC Responds to FTC Complaint | https://blog.lendingclub.com/lendingclub-ftc-litigation-update<br>https://blog.lendingclub.com/lendingclub-responds-to-federal-trade-commission-complaint/ |
| 26 | 2018 Full Year Highlights<br>Financial reconciliation | 4Q18 Earnings Presentation, p. 3<br>4Q18 Earnings Presentation, p. 23 |
| 27 | 2018 Strategic Goals | 4Q18 Earnings Presentation, p. 4 |
| 28 | Notes:<br>1) Excludes certain expenses that are either non-recurring or unusual in nature, such as $53.5 million of legal, regulatory and other expense related to legacy issues, $35.6 million of goodwill impairment related to the Company's patient and education finance unit that we recognized in the first six months of 2018 and $6.8 million of expenses related to our cost structure simplification. | |
| | Meeting Our Goals<br>Financial reconciliations | 4Q18 Earnings Presentation, p.6<br>4Q18 Earnings Presentation, pp.19-20, 22 |

LendingClub

32

Appendix A - Disclaimer LendingClub Prime Loan returns are calculated by Brismo according to the methodology found here: (https://www.altfidata.com/methodology-guide/), and investors should make their own assessment of reliability of third-party data. Brismo verified performance is provided for informational purposes only, and nothing contained herein should be construed as investment advice. Brismo T&C’s apply(https://brismo.com/wp-content/uploads/Policies/BRISMO_Terms_and_Conditions.pdf). Brismo is a LendingClub strategic partner and is paid by LendingClub to analyze loan data. LendingClub does not review or exercise control over the analysis, calculations or any conclusions performed or made available by Brismo. Key differences in return methodologies exist and should be understood prior to investing. Primarily, LendingClub loans do not have readily available market prices, so returns must be generated by first calculating fair values for the loans. This could result in dampened volatility when comparedto other investments that trade daily on exchanges. For example, things like changes in prevailing market interest rates do have an impact on the value of LendingClubloans, but this impact would not be realized (even in performance measurement) until the loan is sold on a secondary market. In addition to differences in methodology, it is important to understand that there are also differences in the way fees are charged, the way the assets are regulated, and daily valuations. Included in the two performance data sets are: Prime loans facilitated by LendingClub, and the indices representing each category are: “Treasuries” = Bloomberg Barclays US Treasury Index, “1-3 Year Treasuries” = Bloomberg Barclays US Treasury 1-3 Year Index, “US Aggregate” = Bloomberg Barclays US Aggregate Bond Index, “1-5 Year US Aggregate” = Bloomberg Barclays US Aggregate 1-5 Year Bond Index, “US IG Corporate” = Bloomberg Barclays US Corporate InvestmentGrade Index, “1-3 Year IG Credit ” = Bloomberg Barclays 1-3 Year Credit Index”, “US HY Corporate” = Bloomberg Barclays US Corporate High Yield Index, “1-5 Year US HY Corporate” = Bloomberg Barclays US Corporate High Yield 1-5 Year Index, “US MBS” = Bloomberg Barclays US MBS Index, “Munis” = Bloomberg Barclays Municipal Bond Index, “US Stocks” = S&P 500. Total returns are used for all indices, and all returns are annualized. Investors cannot invest directly in anything shown in this presentation. Individual returns may vary, historical performance is not a guarantee of future results, and investors may lose some or all of the principal invested. Returns may be impacted by, among other things, the number and attributes of loans owned, as well as macroeconomic and other conditions. 33

Appendix B Financial Reconciliations 34

Reconciliation of GAAP to Non-GAAP Financial Guidance (1) Year Ended Three Months Ended (in millions) 2019 1Q 2019 GAAP Consolidated net loss (2) $(29) - $(9) $(20) - $(15) Adjusted net loss (2) $(29) - $(9) $(20) - $(15) Stock-based compensation expense 81 18 Depreciation, amortization and other net adjustments 63 15 Adjusted EBITDA (2) $115 - $135 $13 - $18 (1) For the second half of 2019, reconciliation of comparable GAAP Consolidated Net Income (Loss) to Adjusted Net Income (Loss) cannot be provided as not practicable. (2) Guidance excludes certain expenses that are either non-recurring or unusual in nature, such as expenses related to our cost structure simplification and legal, regulatory and other expense related to legacy issues. 35

Reconciliation of GAAP to Non-GAAP Financial Guidance (1) Year Ended Three Months Ended (in millions) 2019 2Q 2019 GAAP Consolidated net loss (2) $(37) - $(17) $(11) - $(6) Cost structure simplification expense (3) 4 — Legal, regulatory and other expense related to legacy issues (4) 4 — Adjusted net loss (2) $(29) - $(9) $(11) - $(6) Stock-based compensation expense 81 21 Depreciation, amortization and other net adjustments 63 15 Adjusted EBITDA (2) $115 - $135 $25 - $30 (1) For the second half of 2019, reconciliation of comparable GAAP Consolidated Net Income (Loss) to Adjusted Net Income (Loss) cannot be provided as not practicable. (2) Guidance excludes certain expenses that are either non-recurring or unusual in nature, such as expenses related to our cost structure simplification and legal, regulatory and other expense related to legacy issues. Full year guidance now reflects such expenses that have been recognized during the first quarter of 2019. (3) Includes personnel-related expenses associated with establishing a site in the Salt Lake City area and external advisory fees. These expenses are included in “Sales and marketing,” “Origination and servicing,” “Engineering and product development” and “Other general and administrative” expense on the Company’s Condensed Consolidated Statements of Operations. (4) Includes class action and regulatory litigation expense and legal and other expenses related to legacy issues, which are included in “Class action and regulatory litigation expense” and “Other general and administrative” expense, respectively, on the Company’s Condensed Consolidated Statements of Operations. For the first quarter of 2019, also includes expense related to the dissolution of certain private funds managed by LCAM, which is included in “Net fair value adjustments” on the Company’s Condensed Consolidated Statements of Operations. 36

# Adjusted EBITDA Definition and Reconciliation

Adjusted EBITDA is a non-GAAP financial measure that we calculate as net income (loss) before depreciation, impairment and amortization expense, stock-based compensation expense, income tax expense (benefit), acquisition related expenses, cost structure simplification expense, goodwill impairment, legal, regulatory and other expense related to legacy issues and income or loss attributable to noncontrolling interests. Adjusted EBITDA Margin is a non-GAAP financial measure calculated by dividing Adjusted EBITDA by total net revenue.

| | Year Ended Dec. 31, | | | Three Months Ended | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| (in thousands, except percentages) (unaudited) | 2016 | 2017 | 2018 | 1Q17 | 2Q17 | 3Q17 | 4Q17 | 1Q18 | 2Q18 | 3Q18 | 4Q18 |
| GAAP consolidated net income (loss) | $ (145,969) | $ (154,045) | $ (128,153) | $ (29,844) | $ (25,444) | $ (6,659) | $ (92,098) | $ (31,180) | $ (60,812) | $ (22,749) | $ (13,412) |
| Acquisition and related expense | 1,174 | 349 | — | 293 | 56 | — | — | — | — | — | — |
| Depreciation and impairment expense: | | | | | | | | | | | |
| Engineering and product development | 20,906 | 36,790 | 45,037 | 7,794 | 8,483 | 9,026 | 11,487 | 9,247 | 10,197 | 13,221 | 12,372 |
| Other general and administrative | 4,216 | 5,130 | 5,852 | 1,298 | 1,305 | 1,246 | 1,281 | 1,419 | 1,420 | 1,488 | 1,525 |
| Amortization of intangible assets | 4,760 | 4,288 | 3,875 | 1,162 | 1,057 | 1,034 | 1,035 | 1,035 | 959 | 940 | 941 |
| Cost structure simplification expense (1) | — | — | 6,782 | — | — | — | — | — | — | — | 6,782 |
| Goodwill impairment | 37,050 | — | 35,633 | — | — | — | — | — | 35,633 | — | — |
| Legal, regulatory and other expense related to legacy issues (2) | — | 80,250 | 53,518 | — | — | — | 80,250 | 16,973 | 18,501 | 15,474 | 2,570 |
| Stock-based compensation expense | 69,201 | 70,983 | 75,087 | 19,498 | 19,088 | 16,106 | 16,291 | 17,801 | 19,797 | 19,771 | 17,718 |
| Income tax expense (benefit) | (4,228) | 632 | 43 | (40) | (52) | 13 | 711 | 39 | 24 | (38) | 18 |
| (Income) Loss attributable to noncontrolling interests | — | 210 | (155) | — | (10) | 129 | 91 | (1) | (49) | (55) | (50) |
| Adjusted EBITDA | $ (12,890) | $ 44,587 | $ 97,519 | $ 161 | $ 4,483 | $ 20,895 | $ 19,048 | $ 15,333 | $ 25,670 | $ 28,052 | $ 28,464 |
| Total net revenue | $ 500,812 | $ 574,540 | $ 694,812 | $ 124,482 | $ 139,573 | $ 154,030 | $ 156,455 | $ 151,667 | $ 176,979 | $ 184,645 | $ 181,521 |
| Adjusted EBITDA margin | (2.6)% | 7.8% | 14.0% | 0.1% | 3.2% | 13.6% | 12.2% | 10.1% | 14.5% | 15.2% | 15.7% |

(1) Includes personnel-related expense associated with establishing a site in the Salt Lake City area and external advisory fees. These expenses are included in "Sales and marketing," "Origination and servicing" and "Other general and administrative" expense on the Company's Consolidated Statements of Operations.

(2) Includes class action and regulatory litigation expense and legal and other expenses, which are included in "Class action and regulatory litigation expense" and "Other general and administrative" expense, respectively, on the Company's Condensed Consolidated Statements of Operations. Amounts prior to the fourth quarter of 2017 have not been reclassified because legacy legal expenses incurred in 2017 and prior were generally offset by insurance proceeds, resulting in no net material cumulative impact to 2017 earnings.

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# Contribution Reconciliation & Definition

Contribution is a non-GAAP financial measure that we calculate as net revenue less "sales and marketing" and "origination and servicing" expenses on the Company's Statements of Operations, adjusted to exclude cost structure simplification and non-cash stock-based compensation expenses within these captions and income or loss attributable to noncontrolling interests. Contribution Margin is a non-GAAP financial measure calculated by dividing contribution by total net revenue.

| | Year Ended Dec. 31, | | | Three Months Ended | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| (in thousands, except percentages) (unaudited) | 2016 | 2017 | 2018 | 1Q17 | 2Q17 | 3Q17 | 4Q17 | 1Q18 | 2Q18 | 3Q18 | 4Q18 |
| GAAP consolidated net income (loss) | $ (145,969) | $ (154,045) | $ (128,153) | $ (29,844) | $ (25,444) | $ (6,659) | $ (92,098) | $ (31,180) | $ (60,812) | $ (22,749) | $ (13,412) |
| GAAP general and administrative expense: | | | | | | | | | | | |
| Engineering and product development | 115,357 | 142,264 | 155,255 | 35,760 | 35,718 | 32,860 | 37,926 | 36,837 | 37,650 | 41,216 | 39,552 |
| Other general and administrative | 207,172 | 191,683 | 228,641 | 43,574 | 52,495 | 46,925 | 48,689 | 52,309 | 57,583 | 57,446 | 61,303 |
| Cost structure simplification expense (1) | — | — | 880 | — | — | — | — | — | — | — | 880 |
| Goodwill impairment | 37,050 | — | 35,633 | — | — | — | — | — | 35,633 | — | — |
| Class action and regulatory litigation expense | — | 77,250 | 35,500 | — | — | — | 77,250 | 13,500 | 12,262 | 9,738 | — |
| Stock-based compensation expense: (2) | | | | | | | | | | | |
| Sales and marketing | 7,546 | 7,654 | 7,362 | 2,299 | 1,967 | 1,591 | 1,797 | 1,860 | 2,023 | 1,791 | 1,688 |
| Origination and servicing | 4,159 | 4,804 | 4,322 | 1,416 | 1,354 | 1,049 | 985 | 1,072 | 1,102 | 1,104 | 1,044 |
| Income tax expense (benefit) | (4,228) | 632 | 43 | (40) | (52) | 13 | 711 | 39 | 24 | (38) | 18 |
| (Income) Loss attributable to noncontrolling interests | — | 210 | (155) | — | (10) | 129 | 91 | (1) | (49) | (55) | (50) |
| Contribution | $ 221,087 | $ 270,452 | $ 339,328 | $ 53,165 | $ 66,028 | $ 75,908 | $ 75,351 | $ 74,436 | $ 85,416 | $ 88,453 | $ 91,023 |
| Total net revenue | $ 500,812 | $ 574,540 | $ 694,812 | $ 124,482 | $ 139,573 | $ 154,030 | $ 156,455 | $ 151,667 | $ 176,979 | $ 184,645 | $ 181,521 |
| Contribution margin | 44.1% | 47.1% | 48.8% | 42.7% | 47.3% | 49.3% | 48.2% | 49.1% | 48.3% | 47.9% | 50.1% |

(1) Excludes the portion of personnel-related expense associated with establishing a site in the Salt Lake City area that are included in the "Sales and marketing" and "Origination and servicing" expense categories.
(2) Excludes stock-based compensation expense included in the "Sales and marketing" and "Origination and servicing" expense categories.

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# Contribution as a Percent of Originations

Contribution is a non-GAAP financial measure that we calculate as net revenue less "sales and marketing" and "origination and servicing" expenses on the Company's Statements of Operations, adjusted to exclude cost structure simplification and non-cash stock-based compensation expenses within these captions and income or loss attributable to noncontrolling interests. Contribution Margin is a non-GAAP financial measure calculated by dividing contribution by total net revenue.

| | Year Ended Dec. 31, | | | Three Months Ended | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| (in thousands, except percentages or as noted) (unaudited) [1] | 2016 | 2017 | 2018 | 1Q17 | 2Q17 | 3Q17 | 4Q17 | 1Q18 | 2Q18 | 3Q18 | 4Q18 |
| Loan originations ($ mm) | $ 8,665 | $ 8,987 | $ 10,882 | $ 1,959 | $ 2,147 | $ 2,443 | $ 2,438 | $ 2,306 | $ 2,818 | $ 2,886 | $ 2,871 |
| Total net revenue | $ 500,812 | $ 574,540 | $ 694,812 | $ 124,482 | $ 139,573 | $ 154,030 | $ 156,455 | $ 151,667 | $ 176,979 | $ 184,645 | $ 181,521 |
| % of loan originations | 5.78% | 6.39% | 6.38% | 6.36% | 6.50% | 6.31% | 6.42% | 6.58% | 6.28% | 6.40% | 6.32% |
| Non-GAAP sales and marketing | $ 209,124 | $ 222,211 | $ 261,024 | $ 52,284 | $ 53,615 | $ 57,979 | $ 58,333 | $ 55,657 | $ 67,023 | $ 71,810 | $ 66,534 |
| Non-GAAP origination and servicing | $ 70,601 | $ 82,087 | $ 94,305 | $ 19,033 | $ 19,920 | $ 20,272 | $ 22,862 | $ 21,573 | $ 24,491 | $ 24,327 | $ 23,914 |
| Total non-GAAP sales and marketing & origination and servicing [1] | $ 279,725 | $ 304,298 | $ 355,329 | $ 71,317 | $ 73,535 | $ 78,251 | $ 81,195 | $ 77,230 | $ 91,514 | $ 96,137 | $ 90,448 |
| % of loan originations | 3.23% | 3.39% | 3.27% | 3.64% | 3.43% | 3.20% | 3.33% | 3.35% | 3.25% | 3.33% | 3.15% |
| (Income) Loss attributable to noncontrolling interests | $ — | $ 210 | $ (155) | $ — | $ (10) | $ 129 | $ 91 | $ (1) | $ (49) | $ (55) | $ (50) |
| Contribution | $ 221,087 | $ 270,452 | $ 339,328 | $ 53,165 | $ 66,028 | $ 75,908 | $ 75,351 | $ 74,436 | $ 85,416 | $ 88,453 | $ 91,023 |
| % of loan originations | 2.55% | 3.01% | 3.12% | 2.71% | 3.08% | 3.11% | 3.09% | 3.23% | 3.03% | 3.06% | 3.17% |

[1] There may be differences between the sum of the quarterly results and the total annual results due to rounding.

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